UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2025
BellRing Brands, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39093		87-3296749
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

2503 S. Hanley Road	St. Louis	Missouri	63144
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BRBR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2025, Elliot H. Stein, Jr. notified the Board of Directors of BellRing Brands, Inc. (the "Board") of his resignation from the Board, effective September 30, 2026.

The resignation of Mr. Stein did not result from any disagreement with BellRing Brands, Inc. on any matter relating to its operations, policies or practices.

Item 8.01    Other Events.

On July 30, 2025, the Board approved the following changes to its lead independent director and committee assignments, effective immediately:

•Thomas P. Erickson was appointed to serve as lead independent director, replacing Mr. Stein;
•Shawn W. Conway was appointed to serve as Chair of the Compensation and Corporate Governance Committee, replacing Mr. Stein, who no longer serves on the Compensation and Corporate Governance Committee; and
•Jennifer Kuperman was appointed to serve as a member of the Executive Committee.

As such, effective July 30, 2025, the composition of the committees of the Board were:

Audit Committee	Corporate Governance and Compensation Committee	Executive Committee
Thomas P. Erickson*	Shawn W. Conway*	Robert V. Vitale*
Chonda J. Nwamu	Thomas P. Erickson	Thomas P. Erickson
Elliott H. Stein, Jr	Jennifer Kuperman	Jennifer Kuperman
Elliott H. Stein, Jr
* Denotes Committee Chair

These changes were made as part of the Board's regular review of committee composition, to align responsibilities with the skills and experience of its members and to ensure an orderly transition of Mr. Stein’s roles and responsibilities to other directors in connection with his resignation from the Board.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 30, 2025	BellRing Brands, Inc.
(Registrant)

	By:	/s/ Craig L. Rosenthal
	Name:	Craig L. Rosenthal
	Title:	Chief Legal Officer and Secretary